Exhibit 10.1

                              CONTINGENT STOCK PLAN

                                       OF

                             SEALED AIR CORPORATION,

                                   AS AMENDED


     Section 1. Purpose. The purpose of the Contingent Stock Plan (the "Plan") of Sealed Air Corporation (the "Corporation") is to assist the Corporation and its subsidiaries in attracting and retaining employees of outstanding competence by providing an incentive that permits those employees responsible for the Corporation's growth to share directly in that growth and to further the identity of their interests with those of the stockholders of the Corporation.

     Section 2. Administration. The Plan shall be administered by a committee (the "Committee") composed of not less than three persons chosen from time to time by the Board of Directors of the Corporation (the "Board") from among those directors of the Corporation who are not, and have not been for at least one year, employees of the Corporation or its subsidiaries. In addition to the powers granted to the Committee as elsewhere set forth in the Plan, and subject to the terms and conditions of the Plan, the Committee is authorized to interpret the Plan, to adopt and revise rules and regulations relating to the Plan and the conduct of the business of the Committee, and to make all determinations that it believes necessary or advisable for the operation and administration of the Plan. All decisions and determinations by the Committee with respect to the Plan shall be final, binding and conclusive upon all parties, including the Corporation, its stockholders and all employees of the Corporation and of its subsidiaries. If no Committee is appointed by the Board or if the Committee shall for any reason cease or become unable to act, the Board shall act as the Committee. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award ("Award") of a right to purchase shares of the $0.10 par value Common Stock of the Corporation (the "Common Stock") granted pursuant to the Plan.

     Section 3. Stock Available. The stock subject to the Plan shall be such authorized but unissued or treasury shares of Common Stock as shall from time to time be determined by the Committee. The total amount of Common Stock that may be issued pursuant to the Plan is 2,500,000 shares, subject, however, to adjustment in accordance with the provisions of Section 15. In the event that any Common Stock issued pursuant to the Plan is




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reacquired by the Corporation upon the exercise of an option described in
Section 8, the shares of Common Stock so acquired will again become available for issuance pursuant to the Plan.

     Section 4. Eligibility. Each employee of the Corporation or any subsidiary of the Corporation, including officers, whom the Committee determines is in a position to make a significant contribution to the growth and success of the Corporation shall be eligible to participate under the Plan ("Employee"). An Employee may receive more than one Award under the Plan.

     Section 5. Terms, Conditions and Form of Purchase Agreements. The Committee shall have exclusive jurisdiction, except as otherwise limited by the Plan, to grant all Awards, to select the Employees to be granted Awards, to condition the grant of Awards to specific Employees upon achievement of performance measures under any plan or program adopted by the Corporation, to determine the number of shares of Common Stock to be covered by an Award, to determine the time or times for the grant of Awards, to determine the Issue Price (as such term is defined in Section 7) of the shares of Common Stock that are the subject of an Award, to determine the duration of the Corporation's option described in Section 8, to prescribe the form or forms of agreement for the purchase of the Common Stock that is the subject of an Award ("Purchase Agreement"), to modify any such form of Purchase Agreement, and to have full authority with respect to all other matters relating to the Plan except those matters as are expressly reserved herein to the stockholders of the Corporation. The Committee shall inform the appropriate officers of the Corporation of its determinations, and such officers shall inform the Employee to whom an Award has been made of the grant of such Award. The Committee may authorize any officer of the Corporation to enter into Purchase Agreements on behalf of the Corporation and to take all other action necessary or desirable to effectuate the determinations of the Committee. Purchase Agreements, which need not be identical, shall be in writing and shall not contain provisions inconsistent with provisions of the Plan.

     Section 6. Exercise of Right to Purchase Shares. An Employee who has been granted an Award may exercise his right to purchase shares of Common Stock during the 60 day period beginning immediately after the grant of the Award, provided that he is still an employee of the Corporation or of a subsidiary of the Corporation on the date of such exercise. In order to so exercise such right to purchase, an Employee shall give written notice to the Corporation of such election. The Issue Price of the shares to be issued shall be tendered in cash at the time such notice is given. No such right to purchase shares shall be transferable by an Employee to whom an Award has been granted.

     Section 7. Issue Price of Common Stock. Prior to the issuance of Common Stock to an Employee pursuant to the Plan, the Employee shall pay to the Corporation an amount of money per share ("Issue Price") to be determined by the Committee that shall take into consideration the value of the services performed and to be performed by the Employee, which amount shall not be less per share than the par value of the Common Stock nor more than ten percent (10%) of the fair market value per share thereof. For the purposes of the foregoing

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sentence, "fair market value per share" shall mean the last sales price of the
Common Stock as reported on the consolidated transaction reporting system for New York Stock Exchange listed issues on the day the Committee made the Award or, if no sales occurred on such date, the last sales price on the consolidated transaction reporting system on the most recent prior day on which a sale occurred. If the Common Stock ceases to be listed on the New York Stock Exchange, Inc., fair market value per share shall be determined in such manner as shall be selected by the Committee. If the Issue Price (as determined by the Committee on the date of an Award) shall exceed ten per cent (10%) of the fair market value per share, the Issue Price shall be reduced to an amount that shall represent ten percent (10%) of the fair market value per share.

     Section 8. Option of the Corporation to Reacquire Issued Stock. Unless a shorter period is specified by the Committee at the time an award is granted and except as provided below, for a period beginning on the date of the grant of an Award and ending on the third anniversary of such date or such later date as the Committee shall determine, any Common Stock issued pursuant to the Plan shall be subject to an option in favor of the Corporation to reacquire such Common Stock at a price per share equal to the Issue Price. Neither the shares of Common Stock issued pursuant to the Plan nor any interest therein shall be sold, transferred or encumbered until such option may no longer become exercisable. The option of the Corporation to reacquire such Common Stock shall become exercisable only upon the termination of employment of the Employee with the Corporation or any of its subsidiaries other than as a result of the Employee's death or permanent and total disability. The decision whether or not to exercise such option as to all or part of the shares subject thereto owned by an Employee shall be made by the Committee and communicated to the Chief Executive Officer or other appropriate officer of the Corporation who shall be authorized to take any and all action necessary to effectuate such decision.

     Section 9. Exercise of Option to Reacquire Issued Stock. The option described in Section 8 shall be exercised in whole or part by the Corporation by its sending, if at all, no later than 120 days after the Employee's termination of employment written notice of such exercise to the Employee at the address specified by the Employee for such purpose, such notice also to set forth the address to which and the date on which the certificates, if any, representing the Common Stock in respect of which the option is being exercised, duly endorsed for transfer, should be sent. The date specified shall not be less than ten days nor more than thirty days from the date of such notice. Such notice shall be sent to the Employee by registered or certified mail, postage prepaid, or by any other delivery service that provides written confirmation of delivery. Such written notice may also be delivered in person to the Employee at any location, provided that such delivery occurs no later than 120 days after the Employee's termination of employment. The Employee or his successor in interest with respect to such shares shall have no further rights as a stockholder from and after the date so specified in such notice. If certificates are duly delivered in accordance with the written notice, the Corporation shall promptly send to the Employee its check in repayment of the Issue Price for such shares. The Corporation shall affix to such certificates any required stock transfer stamps. If certificates are not so delivered, the Corporation shall deposit the required amount of payment in an escrow account in the name of

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the Employee to be held therein until such certificates are delivered to the
Corporation and the Corporation shall immediately advise its transfer agent of such action.

     Section 10. Legend on Stock Certificates. All shares of Common Stock issued under the Plan shall, so long as the restrictions imposed by the Plan remain in effect, be represented by certificates, each of which shall bear a legend in substantially the following form:

           This certificate and the shares represented hereby are held subject to the terms of the Contingent Stock Plan of Sealed Air Corporation which Plan provides that the shares issued pursuant thereto are subject to an option in favor of Sealed Air Corporation to reacquire such shares at a price that may be significantly lower than their fair market value and that neither such shares nor any interest therein may be sold, transferred or encumbered until the expiration of such option. If such option is exercised, the holder of the shares represented by this certificate will have no further rights with respect to such shares and this certificate will be deemed void. A copy of such Plan is available for inspection at the executive offices of Sealed Air Corporation.

Upon the expiration of the Corporation's option to reacquire shares of Common Stock, an Employee may surrender to the Corporation the certificate or certificates representing such shares in exchange for a new certificate or certificates, free of the above legend, or for a statement from the Corporation representing such shares in book entry form free of such legend.

     Section 11. Government and Other Regulations and Restrictions. The obligation of the Corporation to issue Common Stock upon execution of a Purchase Agreement shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be required. Shares of Common Stock acquired pursuant to the Plan shall not be sold, transferred or otherwise disposed of unless and until either (a) such shares shall have been registered by the Corporation under the Securities Act of 1933, as amended (the "Securities Act"), (b) the Corporation shall have received either a "no action" letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Corporation to the effect that such sale, transfer or other disposition of the shares may be effected without such registration or (c) such sale, transfer or disposition of the shares is made pursuant to Rule 144 under the Securities Act, as the same may from time to time be in effect, and the Corporation shall have received an opinion of counsel or other information acceptable to the Corporation to such effect. In the event that at the time a Purchase Agreement is executed there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering the shares of Common Stock to be issued pursuant thereto the Employee will execute and deliver to the Corporation upon receipt by him of any such shares an undertaking in form and substance satisfactory to the Corporation that (i) it is his intention to acquire and hold such shares for investment and not for the resale or distribution thereof, (ii) he will comply with the Securities Act with respect to such shares, and (iii) he will indemnify the Corporation for any costs, liabilities and expenses that it may sustain by reason of any violation of the Securities Act

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occasioned by any act on his part with respect to such shares. The Corporation may require that any certificate or certificates evidencing shares issued pursuant to the Plan bear a restrictive legend intended to effect compliance with the Securities Act or any other applicable regulatory measures.

     Section 12. Registration of Shares. The Corporation shall be under no obligation to register any shares of Common Stock under the Securities Act. However, a Purchase Agreement may make appropriate and reasonable provision for the registration of Common Stock acquired thereunder. The Corporation, at its election, may undertake to pay all fees and expenses of each such registration, other than an underwriter's commission, if any.

     Section 13. No Rights in Common Stock. No Employee shall have any interest in or be entitled to any voting rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of Common Stock unless, and until, shares of Common Stock are actually issued to such Employee following execution of a Purchase Agreement and then only from the date the Employee becomes the record owner thereof.

     Section 14. Subsidiaries. The subsidiaries of the Corporation referred to in the Plan are those corporations, joint ventures or other entities in which the Corporation owns, directly or indirectly, in the aggregate at least 50 percent of the voting power of the classes of stock of such entity entitled to vote and those partnerships, joint ventures and other entities in which the Corporation owns, directly or indirectly, a 50 percent or more interest in the capital account or earnings.

     Section 15. Adjustments. In the event of changes in the Common Stock of the Corporation after the Effective Date by reason of any stock dividend, split-up, combination of shares, reclassification, recapitalization, merger, consolidation, reorganization, or liquidation: (a) the restrictions and the option provided in Section 8 and the requirement of a legend on stock certificates provided in Section 10 shall apply to any securities issued in connection with any such change in respect of stock that has been awarded under the Plan and (b) appropriate adjustments shall be made by the Committee as to
(i) the number of shares to be delivered and the price per share to be paid by the Corporation upon the exercise, in whole or in part, of the option provided in Section 8, (ii) the number of shares to be delivered and the Issue Price where such change occurred after the date of the Award but before the date the stock covered by the Award is delivered and (iii) the number and class of shares available under the Plan in the aggregate.

     Section 16. Change in Control. A "Change in Control" shall occur when (i) there occurs a reorganization, merger, consolidation, sale of all or substantially all the Corporation's assets, or other corporate transaction involving the Corporation (a "Corporate Transaction") and the stockholders of the Corporation immediately prior to such Corporate Transaction do not, immediately after the Corporate Transaction, beneficially own, in the aggregate, directly or indirectly, at least 70% of the combined voting power of the outstanding voting securities of the

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successor or resulting corporation or other entity resulting from such Corporate
Transaction, where the term "beneficially own" shall be used as in Sections
13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), (ii) any "person" (as the term "person" is used in Sections 13(d) and 14(d) of the Securities Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities, (iii) as a result of any solicitation subject to Rule 14a-11 under the Securities Exchange Act (or any successor rule thereto) one or more persons not recommended by or opposed for election to the Board of Directors by one-third or more of the Continuing Directors of the Corporation then in office is or are elected a director of the Corporation, or (iv) the Corporation shall become subject for any reason to a voluntary or involuntary dissolution or liquidation. A "Continuing Director" shall be a director of the Corporation who is serving as such on the Effective Date and any person who is approved as a nominee or elected to the Board of Directors by a majority of Continuing Directors who are then members of the Board of Directors of the Corporation. Upon any Change in Control, as of the close of business at the principal executive office of the Corporation on the business day immediately preceding the date on which such event occurs, for purposes of the Plan and to the extent that the provisions of the Plan remain applicable to shares granted under the Plan, the option provided for in Section 8 of the Plan shall cease without further act to be exercisable with respect to any securities subject to an Award under the Plan, the restrictions provided for in Section 8 of the Plan shall without further act expire and cease to apply to any securities subject to an Award under the Plan, the requirement of a legend on stock certificates provided for in Section 10 of the Plan shall without further act expire and cease to apply to any securities subject to an Award under the Plan, and each Employee holding shares issued under the Plan shall thereupon have the right to receive an unlegended certificate as set forth in the last sentence of Section
10 of the Plan.

     Section 17. Successors. The provisions of the Plan shall be binding upon and inure to the benefit of all successors of any person receiving Common Stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

     Section 18. Indemnification of Committee Members. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith, provided that upon institution of any such action, suit or proceeding, the Committee member desiring indemnification shall give the Corporation an opportunity, at its own expense, to conduct and defend the same.

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     Section 19. Corporation's Right to Terminate Employment. Nothing contained in the Plan or in any Purchase Agreement shall confer upon any Employee a right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employment of any Employee at any time, whether with or without cause.

     Section 20. Tax Withholding. Each Purchase Agreement incident to the Plan shall make appropriate provisions for the withholding of any federal, state or local taxes and any other charges that may be required by law to be withheld by reason of an Award, the issuance of Common Stock pursuant to the Plan or the reacquisition of such Common Stock by the Corporation.

     Section 21. Action by Corporation. Neither the existence of the Plan nor the issuance of Common Stock pursuant thereto shall impair the right of the Corporation or its stockholders to make or effect any adjustments, recapitalizations or other change in the Common Stock referred to in Section 15, any change in the Corporation's business, any issuance of debt obligations or stock by the Corporation or any grant of options on stock of the Corporation.

     Section 22. Reliance on Reports. Each member of the Committee shall be fully justified in relying or acting in good faith upon any reports or other information furnished in connection with the Plan by any person or persons. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken or failure to act, if in good faith.

     Section 23. Expenses. The expenses of administering the Plan shall be borne by the Corporation.

     Section 24. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     Section 25. Termination and Amendment of the Plan. The Committee shall have complete power and authority to amend, suspend or terminate the Plan and, if suspended, reinstate any and all provisions of the Plan except that without further approval of the stockholders of the Corporation and except as otherwise provided in Section 15, (i) the number of shares available for issuance under the Plan either in the aggregate or to any one person shall not be increased and
(ii) the minimum Issue Price shall not be decreased. Any Common Stock issued under the Plan with respect to which the period specified in or pursuant to
Section 8 has not expired on or before the date of termination of the Plan shall remain subject to reacquisition by the Corporation pursuant to Section 8 until the expiration of such period.

     Section 26. Effective Date. The Plan shall become effective on April 2, 1998 (the "Effective Date").



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